UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2020

SONOCO PRODUCTS COMPANY

South Carolina	001-11261	57-0248420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (843) 383-7000

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 20, 2020, Sonoco Products Company (“Sonoco”) entered into an Underwriting Agreement (the “Underwriting Agreement”), with BofA Securities Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which Sonoco agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $600 million in aggregate principal amount of 3.125% Notes due 2030 (the “Notes”), as described in the prospectus supplement dated April 20, 2020 filed pursuant to Sonoco’s shelf registration statement on Form S-3, Registration No. 333-232937 (the “Registration Statement”).

The Notes will be issued under the Indenture, dated as of June 15, 1991 (the “Indenture”), between Sonoco and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A. and as successor to The Bank of New York), as successor in interest to Wachovia Bank of North Carolina, National Association, as trustee, (the “Trustee”), as amended and supplemented by a fifth supplemental indenture to be entered into between Sonoco and the Trustee (the “Fifth Supplemental Indenture”).

The Underwriters are expected to deliver the Notes against payment on April 22, 2020.

A copy of (i) the Underwriting Agreement and (ii) the Fifth Supplemental Indenture pursuant to which the Notes are to be issued, including the form of the Notes, are attached as exhibits to this Current Report on Form 8-K, and are incorporated by reference herein and into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

Sonoco hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement:

1.1

Underwriting Agreement, dated as of April 20, 2020, among Sonoco Products Company and BofA Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in the Underwriting Agreement.

4.1	Fifth Supplemental Indenture, dated as of April 22, 2020, between Sonoco Products Company and The Bank of New York Mellon Trust Company, N.A..

4.2	Form of 3.125% Note due 2030 (included in Exhibit A to Exhibit 4.1).

5.1	Opinion (including consent) of Haynsworth Sinkler Boyd, P.A.

23.1	Consent of Haynsworth Sinkler Boyd, P.A. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 22, 2020	By:	/s/ Julie C. Albrecht
Julie C. Albrecht
Vice President and Chief Financial Officer

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